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                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Speed Release Lock Company

     We consent to the use of our report, dated March 7, 2000, incorporated herein by reference in this Registration Statement on Form S-1 and to the reference to our firm under the heading "Experts" in such Registration Statement.




                                        /S/ DAVIS, KINARD & CO., P.C.
                                        -------------------------------

                                        DAVIS, KINARD & CO., P.C.


Abilene, Texas
May 1, 2000